EXHIBIT 99.2

NEOPROBE CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated balance sheet and the unaudited pro forma consolidated statements of operations are derived from the historical consolidated financial statements of Neoprobe and give effect to the sale of the GDS Business to Devicor, the receipt of the net proceeds from the Asset Sale and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma consolidated financial statements.

Pro forma financial information is intended to provide investors with information about the continuing impact of a transaction by showing how a specific transaction might have affected historical financial statements, illustrating the scope of the change in the historical financial position and results of operations.  The adjustments made to historical information give effect to events that are directly attributable to the Asset Sale, factually supportable, and expected to have a continuing impact.

The unaudited pro forma consolidated financial statements consist of:

•	Unaudited Pro Forma Consolidated Balance Sheet – as of June 30, 2011
•	Unaudited Pro Forma Consolidated Statements of Operations – six months ended June 30, 2011 and 2010
•	Unaudited Pro Forma Consolidated Statements of Operations – years ended December 31, 2010, 2009 and 2008

The unaudited pro forma consolidated financial statements have been prepared giving effect to the Asset Sale as if it had occurred as of June 30, 2011 for the unaudited pro forma consolidated balance sheet and as of January 1, 2008 for the unaudited pro forma consolidated statements of operations.

These unaudited pro forma consolidated financial statements should be read in conjunction with the historical audited consolidated financial statements and the notes thereto included in Neoprobe’s Annual Report on Form 10-K for the year ended December 31, 2010 and Quarterly Report on Form 10-Q for the six months ended June 30, 2011, as filed with the SEC, which are incorporated herein by reference, and with the unaudited annual financial statements of the GDS Business for the years ended December 31, 2010, 2009 and 2008 included herein.

The unaudited pro forma consolidated financial statements are prepared in accordance with Article 11 of Regulation S-X.  The pro forma adjustments are described in the accompanying notes and are based upon information and assumptions available at the time of the filing of this proxy statement.

We did not account for the GDS Business as, and it was not operated as, a separate, stand-alone entity, subsidiary or division of Neoprobe for the periods presented.  The unaudited pro forma consolidated financial statements do not purport to represent, and are not necessarily indicative of, what our actual financial position and results of operations would have been had the Asset Sale occurred on the dates indicated.  In addition, the unaudited pro forma consolidated financial statements should not be considered to be fully indicative of our future financial performance.

NEOPROBE CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

		Pro Forma Adjustments
	June 30, 2011 Actual				June 30,
ASSETS	Neoprobe	GDS Business	Asset Sale		2011 Pro Forma
Current assets:
Cash	$7,544,395	$--	$27,200,000	(a)	$34,744,395
Accounts receivable, net	2,032,933	2,026,798	--		6,135
Inventory, net	1,642,095	797,892	--		844,203
Prepaid expenses and other	160,252	34,396	--		125,856
Total current assets	11,379,675	2,859,086			35,720,589

Property and equipment	2,459,225	1,023,396	--		1,435,829
Less accumulated depreciation and amortization	1,952,850	927,845	--		1,025,005
	506,375	95,551			410,824

Patents and trademarks	544,599	502,014	--		42,585
Less accumulated amortization	450,758	429,587	--		21,171
	93,841	72,427			21,414

Other assets	7,421	--	--		7,421

Total assets	$11,987,312	$3,027,064			$36,160,248

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,578,508	$665,793	$(86,958)	(b)	$825,757
Accrued liabilities and other	2,663,246	134,209	(533,333)	(b)	1,995,704
Notes payable to finance companies	9,072	--	--		9,072
Deferred revenue, current portion	735,954	735,954	--		--
Total current liabilities	4,986,780	1,535,956			2,830,532

Deferred revenue	841,074	841,074	--		--
Derivative liabilities	60,218	--	--		60,218
Other liabilities	21,843	--	--		21,843
Total liabilities	5,909,915	2,377,030			2,912,593

Stockholders’ equity:
Preferred stock	10		--		10
Common stock	94,538		--		94,538
Additional paid-in capital	263,514,167		--		263,514,167
Accumulated deficit	(257,531,318)		27,170,257	(c)	(230,361,061)
Total stockholders’ equity	6,077,397				33,247,654

Total liabilities and stockholders’ equity	$11,987,312				$36,160,248

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

NEOPROBE CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

		Pro Forma Adjustments			Six
	Three Months Ended June 30, 2011 Actual				Months Ended
		GDS			June 30, 2011
	Neoprobe	Business	Asset Sale		Pro Forma
Revenues:
Net sales	$5,642,974	$5,642,974	$-		$-
License and other revenue	392,097	50,000	--		342,097
Total revenues	6,035,071	5,692,974	--		342,097

Cost of goods sold	1,758,963	1,758,963	--		--

Gross profit	4,276,108	3,934,011	--		342,097

Operating expenses:
Research and development	4,553,428	341,299	--		4,212,129
Selling, general and administrative	5,379,205	248,901	--		5,130,304
Total operating expenses	9,932,633	590,200	--		9,342,433

(Loss) income from operations	(5,656,525)	3,343,811	--		(9,000,336)

Other expense, net	(961,400)	--	--		(961,400)

(Loss) income from continuing operations before income tax	(6,617,925)	3,343,811	--		(9,961,736)

Provision for income tax	--	1,136,896	1,136,896	(d)	--

Net (loss) income from continuing operations	(6,617,925)	2,206,916	(1,136,896)		(9,961,736)

Preferred stock dividends	(50,000)	--	--		(50,000)

Net (loss) income from continuing operations attributable to common stockholders	$(6,667,925)	$2,206,916	$(1,136,896)		$(10,011,736)

Loss per share from continuing operations:
Basic and diluted	$(0.08)				$(0.11)

Weighted average shares outstanding:
Basic and diluted	87,549,776				87,549,776

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

NEOPROBE CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

		Pro Forma Adjustments			Six
	Three Months Ended June 30, 2010 Actual				Months Ended
		GDS			June 30, 2010
	Neoprobe	Business	Asset Sale		Pro Forma
Revenues:
Net sales	$5,171,748	$5,171,748	$--		$--
License and other revenue	50,000	50,000	--		--
Total revenues	5,221,748	5,221,748	--		--

Cost of goods sold	1,700,621	1,700,621	--		--

Gross profit	3,521,127	3,521,127	--		--

Operating expenses:
Research and development	4,139,173	208,044	--		3,931,129
Selling, general and administrative	2,046,544	230,170	--		1,816,374
Total operating expenses	6,185,717	438,214	--		5,747,503

(Loss) income from operations	(2,664,590)	3,082,913	--		(5,747,503)

Other expense, net	(42,852,793)	--	--		(42,852,793)

(Loss) income from continuing operations before income tax	(45,517,383)	3,082,913	--		(48,600,296)

Provision for income tax	--	1,048,190	1,048,190	(d)	--

Net (loss) income from continuing operations	(45,517,383)	2,034,723	(1,048,190)		(48,600,296)

Preferred stock dividends	(8,156,745)	--	--		(8,156,745)

Net (loss) income from continuing operations attributable to common stockholders	$(53,674,128)	$2,034,723	$(1,048,190)		$(56,757,041)

Loss per share from continuing operations:
Basic and diluted	$(0.67)				$(0.71)

Weighted average shares outstanding:
Basic and diluted	79,917,641				79,917,641

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

NEOPROBE CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

		Pro Forma Adjustments
	Year Ended December 31, 2010 Actual				Year Ended December 31,
		GDS			2010
	Neoprobe	Business	Asset Sale		Pro Forma
Revenues:
Net sales	$9,983,174	$9,983,174	$--		$--
License and other revenue	717,392	100,000	--		617,392
Total revenues	10,700,566	10,083,174	--		617,392

Cost of goods sold	3,206,709	3,206,709	--		--

Gross profit	7,493,857	6,876,465	--		617,392

Operating expenses:
Research and development	9,221,421	417,999	--		8,803,422
Selling, general and administrative	4,583,503	427,815	--		4,155,688
Total operating expenses	13,804,924	845,814	--		12,959,110

(Loss) income from operations	(6,311,067)	6,030,651	--		(12,341,718)

Other expense, net	(43,567,204)	--	--		(43,567,204)

(Loss) income from continuing operations before income tax	(49,878,271)	6,030,651	--		(55,908,922)

Provision for income tax	--	2,412,260	2,412,260	(d)	--

Net (loss) income from continuing operations	(49,878,271)	3,618,391	2,102,312		(55,908,922)

Preferred stock dividends	(8,206,745)	--	--		(8,206,745)

Net (loss) income from continuing operations attributable to common stockholders	$(58,085,016)	$3,618,391	$2,412,260		$(64,115,667)

Loss per share from continuing operations:
Basic and diluted	$(0.72)				$(0.79)

Weighted average shares outstanding:
Basic and diluted	80,726,498				80,726,498

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

NEOPROBE CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

		Pro Forma Adjustments
	Year Ended December 31, 2009 Actual				Year Ended December 31,
		GDS			2009
	Neoprobe	Business	Asset Sale		Pro Forma
Revenues:
Net sales	$9,418,032	$9,418,032	$--		$--
License and other revenue	100,000	100,000	--		--
Total revenues	9,518,032	9,518,032	--		--

Cost of goods sold	3,134,740	3,134,740	--		--

Gross profit	6,383,292	6,383,292	--		--

Operating expenses:
Research and development	4,967,861	736,064	--		4,231,797
Selling, general and administrative	3,240,337	391,449	--		2,848,888
Total operating expenses	8,208,198	1,127,513	--		7,080,685

(Loss) income from operations	(1,824,906)	5,255,779	--		(7,080,685)

Other expense, net	(35,890,586)	--	--		(35,890,586)

(Loss) income from continuing operations before income tax	(37,715,492)	5,255,779	--		(42,971,271)

Provision for income tax	--	2,102,312	2,102,312	(d)	--

Net (loss) income from continuing operations	(37,715,492)	3,153,467	2,102,312		(42,971,271)

Preferred stock dividends	(240,000)	--	--		(240,000)

Net (loss) income from continuing operations attributable to common stockholders	$(37,955,492)	$3,153,467	2,102,312		$(43,211,271)

Loss per share from continuing operations:
Basic and diluted	$(0.51)				$(0.59)

Weighted average shares outstanding:
Basic and diluted	73,771,871				73,771,871

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

NEOPROBE CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

		Pro Forma Adjustments
	Year Ended December 31, 2008 Actual				Year Ended December 31,
		GDS			2008
	Neoprobe	Business	Asset Sale		Pro Forma
Revenues:
Net sales	$7,417,751	$7,417,751	$--		$--
License and other revenue	171,750	171,750	--		--
Total revenues	7,589,501	7,589,501	--		--

Cost of goods sold	2,845,498	2,845,498	--		--

Gross profit	4,744,003	4,744,003	--		--

Operating expenses:
Research and development	4,286,474	648,515	--		3,637,959
Selling, general and administrative	2,965,342	243,734	--		2,721,608
Total operating expenses	7,251,816	892,249	--		6,359,567

(Loss) income from operations	(2,507,813)	3,851,754	--		(6,359,567)

Other expense, net	(2,124,090)	--	--		(2,124,090)

(Loss) income from continuing operations before taxes	(4,631,903)	3,851,754	--		(8,483,657)

Provision for income tax	--	1,540,702	1,540,702	(d)	--

Net (loss) income from continuing operations	$(4,631,903)	$2,311,052	$1,540,702		$(8,483,657)

Loss per share from continuing operations:
Basic and diluted	$(0.07)				$(0.12)

Weighted average shares outstanding:
Basic and diluted	68,594,172				68,594,172

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

NEOPROBE CORPORATION AND SUBSIDIARIES
NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

1.	Basis of Presentation

Pro forma information is intended to reflect the impact of the Asset Sale on Neoprobe’s historical financial position and results of operations through adjustments that are directly attributable to the Asset Sale, that are factually supportable and that are expected to have continuing impact.  In order to accomplish this, we have eliminated the unaudited financial statements of the GDS Business of Neoprobe as presented earlier in this proxy statement from the Neoprobe Corporation historical financial statements.  This pro forma information attempts to represent the financial position and results of operations of Neoprobe’s Remaining Businesses.  However, we did not account for the GDS Business as, and it was not operated as, a separate, stand-alone entity, subsidiary or division of Neoprobe for the periods presented.  The unaudited pro forma consolidated financial statements do not purport to represent, and are not necessarily indicative of, what our actual financial position and results of operations would have been had the Asset Sale occurred on the dates indicated.  In addition, the unaudited pro forma consolidated financial statements should not be considered to be fully indicative of our future financial performance.

These unaudited pro forma consolidated financial statements reflect all adjustments that, in the opinion of management, are necessary to present fairly the pro forma financial position and results of operations.

In the preparation of the pro forma consolidated balance sheet, the assumption was made that the assets were sold and liabilities were assumed by Devicor pursuant to the Asset Purchase Agreement on June 30, 2011.  In the preparation of the pro forma consolidated statements of operations, the assumption was made that the Asset Sale took place on January 1, 2008.

1.	Pro Forma Adjustments

The pro forma adjustments to the balance sheet and statements of operations include:

(a)
This amount reflects estimated net cash proceeds to be received related to the sale of the GDS Business to Devicor.  The sale price was $30.0 million, and we expect to incur approximately $2.8 million in costs and expenses related to the transaction.  Of the $2.8 million in costs and expenses, $2.55 million is payable for financial advisory services and $272,000 is payable for legal and other costs.  The cash proceeds amount does not include any of the $20.0 million in potential future royalties, nor does it include any adjustment for net working capital at closing.  Pursuant to the Asset Purchase Agreement, if the net working capital balance at the time of closing exceeds the target amount of net working capital as set forth in the Asset Purchase Agreement, then the purchase price will be adjusted upward in an amount equal to the excess, and if the net working capital balance at the time of closing is less than the target amount, then the purchase price will be adjusted downward in an amount equal to the deficiency.

(b)
This amount reflects payment of invoices included in accounts payable and accruals included in accrued liabilities at June 30, 2011 that are assumed to be paid as part of the $2.8 million in costs and expenses related to the transaction.

(c)
This amount represents the excess of the net cash proceeds of the sale over the net book value of the assets and liabilities being sold to Devicor, adjusted for amounts in accounts payable and accrued liabilities that are assumed to be paid as part of the $2.8 million in costs and expenses related to the transaction.  The Asset Sale is expected to be subject to some amount of Federal, state and local income tax.  However, this pro forma adjustment assumes that no income taxes are payable on the Asset Sale as the majority of the gain is expected to be offset by net operating loss carryforwards.

(d)	This amount represents the offset of the estimated GDS Business stand-alone tax provision which would have been payable if the GDS Business were a stand-alone company.

The pro forma adjustments to the statements of operations do not include the following revenues and expenses:

•
Royalty payments that Neoprobe would be entitled to receive upon the achievement of GDS product sales revenues through 2017 in excess of baseline sales levels as outlined in the Asset Purchase Agreement.

•
Expenses related to (a) the termination of the Business Employees, including the payout of accrued but unused paid time off of $38,000 and the vesting of unvested stock options of $94,000 upon the closing of the Asset Sale, and (b) the Asset Sale of $2.8 million, as such expenses would not be recurring.